Exhibit 99

Form 5 - Joint Filer Information

Name [Ticker]:			AIMCO GP, Inc. [None]

Address:				4582 South Ulster Street
Parkway, Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and
Management Company

Issuer & Ticker Symbol:			Consolidated Capital
Institutional Properties 2

Date of Event Requiring
	Statement:		December 31, 2008


Signature:
/s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary



Name [Ticker]:			AIMCO IPLP, L.P. [None]

Address:				4582 South Ulster Street
Parkway, Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and
Management Company

Issuer & Ticker Symbol:		Consolidated Capital Institutional
Properties 2

Date of Event Requiring
	Statement:		December 31, 2008


Signature:
/s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary



Name [Ticker]:			AIMCO/IPT, Inc. [None]

Address:				4582 South Ulster Street
Parkway, Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and
Management Company

Issuer & Ticker Symbol:		Consolidated Capital Institutional
Properties 2

Date of Event Requiring
	Statement:		December 31, 2008


Signature:
/s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary



Name [Ticker]:			Cooper River Properties,
L.L.C. [None]

Address:				4582 South Ulster Street
Parkway, Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and
Management Company

Issuer & Ticker Symbol:		Consolidated Capital Institutional
Properties 2

Date of Event Requiring
	Statement:		December 31, 2008


Signature:
/s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary



Name [Ticker]:			Reedy River Properties,
L.L.C. [None]

Address:				4582 South Ulster Street
Parkway, Suite 1100,
				Denver, CO

Designated Filer:			Apartment Investment and
Management Company

Issuer & Ticker Symbol:		Consolidated Capital Institutional
Properties 2

Date of Event Requiring
	Statement:		December 31, 2008


Signature:
/s/
 	Derek McCandless
	Senior Vice President and Assistant Secretary